                                                                   EXHIBIT 99(a)



NEWS RELEASE

                AT THE COMPANY                         FLEISHMAN HILLARD
Lynn Afendoulis                              Tom Smith
Director of Public Affairs                   Vice President
616/364-6161                                 212/453-2240

FOR IMMEDIATE RELEASE
MONDAY, FEBRUARY 2, 2004

               UNIVERSAL FOREST PRODUCTS EXCEEDS TARGETS FOR 2003
              Sales up 16% for the year and 34% for the 4th quarter
       Diluted EPS increased 11% for the year and 36% for the 4th quarter

GRAND RAPIDS MI., February 2, 2004 -- Universal Forest Products, Inc. (Nasdaq:
UFPI) today announced results for the fourth quarter and year ended December 27, 2003 that exceeded its internal targets for sales and earnings growth. For the year, diluted earnings per share totaled $2.18, up 10.7% over reported results for 2002. Diluted earnings per share for the fourth quarter totaled $0.34, a 36.0% increase over reported results for the fourth quarter of 2002.

Net sales for the year were $1.90 billion compared to 2002 net sales of $1.64 billion, a 15.8% increase. Net sales for the fourth quarter were $454.5 million, an increase of 33.5% over net sales of $340.3 million in the fourth quarter of 2002.

Changes in lumber prices had little impact on the Company's sales growth for the year but were responsible for almost half of its sales growth for the fourth quarter of 2003.

"Our sales and earnings growth reflect the successful efforts of a focused management team, a hard-working and well-trained workforce, and best practices that we've implemented in operations throughout the organization," said William
G. Currie, Universal's chief executive officer and vice chairman. "We're pleased with our performance in 2003 and look forward to 2004 with optimism."

Currie added: "2003 was the first year of our new five-year growth strategy, Building it Forward, and we delivered on our key performance targets. Many of those targets were difficult -- especially given the depressed (but improving) manufactured housing industry, tough weather in the first quarter, and an economy that remained uncertain for much of the year. But, once again, the people of Universal delivered."

Performance was strong across all markets as Universal posted the following year-over-year sales increases:

         - D-I-Y retail increased 18.5% over 2002 and was up 34.0% for the fourth quarter 2003;

         - Site-built construction was up 22.4% for the year and increased 36.0% for the quarter;


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UNIVERSAL FOREST PRODUCTS, INC.
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         -  In spite of a 23% and a 19% decline in manufactured housing industry production for the year and fourth quarter, respectively, Universal posted a slight decrease of 2.7% in annual sales and a 20.2% increase in sales for the quarter; and

         - Industrial/other increased 20.4% for the year and 43.5% for the fourth quarter.

OUTLOOK

The Company anticipates continued growth in its business in 2004. Key assumptions with respect to the Company's 2004 outlook include:

         -  Stable commodity lumber prices and interest rates;

         -  A D-I-Y/retail market that shows moderate growth;

         - A site-built construction market that will continue to benefit from low interest rates; and

         -  A manufactured housing market that will continue its slow recovery.

"We're experiencing powerful market-share growth in each of our business segments and we've made moves that will enhance our business with our largest customers while enabling us to expand our customer base," Currie added.

With these factors in mind, the Company is targeting both sales and diluted earnings per share growth of 10% to 14% for 2004.

These targets factor in a number of new operations, a plant closing and a divestiture that will take place in the first quarter of 2004. During the quarter, the Company plans to be operating five new facilities, one each in Berlin, NJ; Dallas, TX; Indianapolis, IN; Houston, TX and Tecate, Mexico. In addition, the Company has closed its Modesto, CA plant and will sell its 60% ownership in Nascor, a Calgary, Alberta-based manufacturer of engineered building products and licensor of I-joist manufacturing technology, for $6 million (Canadian).

"Five years ago, when we acquired an interest in Nascor, part of our strategy was to manufacture I-joists in order to supply a full-line of value-added components to builders," Currie explained. "Since then, the I-joist has become a commodity, so we shifted our strategy. While we'll continue to manufacture our I-joists in our Burlington, NC plant to serve our customers who prefer them, we've chosen to concentrate our marketing and manufacturing expertise on our Open Joist 2000 product, which offers Universal great competitive advantages. This transaction allows us to put our resources to better use."

The Company expects to record an after-tax accounting loss from the sale of its Nascor shares ranging from $400,000 to $600,000 in the first quarter of 2004. Nascor had annual sales in 2003 totaling $37 million (Canadian).

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EST on Tuesday, February 3, 2004. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (888) 243-0818 or internationally at (703) 925-2402. Use conference call ID #374478. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a web cast at www.ufpi.com, click on Investor Relations.

Universal Forest Products markets, manufactures and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. Among the Company's newest and fastest-growing ventures are framing and installation services for the site-built and retail markets. In conjunction with its customers, Universal uses its

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UNIVERSAL FOREST PRODUCTS, INC.
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engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and decks. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com , or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.


                              HIGHLIGHTS TO FOLLOW


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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4




                       CONSOLIDATED STATEMENTS OF EARNINGS
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 2003/2002



                                                          UNAUDITED
                                                       QUARTER PERIOD                                   YEAR TO DATE
                                       ------------------------------------------    -----------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)            2003                   2002                   2003                      2002
                                       ------------------------------------------    -----------------------------------------------

NET SALES                              $ 454,470        100%    $340,340     100%    $1,898,830     100%     $ 1,639,899       100%

COST OF GOODS SOLD                       399,593      87.93      291,495   85.65      1,640,844   86.41        1,409,489     85.95
                                       ---------                --------             ----------              -----------

GROSS PROFIT                              54,877      12.07       48,845   14.35        257,986   13.59          230,410     14.05

SELLING, GENERAL AND
   ADMINISTRATIVE  EXPENSES               42,661       9.39       38,008   11.17        177,970    9.37          158,299      9.65
                                       ---------                --------             ----------              -----------

EARNINGS  FROM  OPERATIONS                12,216       2.69       10,837    3.18         80,016    4.21           72,111      4.40

INTEREST EXPENSE                           3,172       0.70        2,878    0.85         14,443    0.76           11,375      0.69
INTEREST REVENUE                             (86)     -0.02         (101)  -0.03           (219)  -0.01             (297)    -0.02
GAIN ON SALE OF ASSETS                        --       0.00           --    0.00             --    0.00           (1,082)    -0.07
                                       ---------                --------             ----------              -----------
                                           3,086       0.68        2,777    0.82         14,224    0.75            9,996      0.61
                                       ---------                --------             ----------              -----------
EARNINGS BEFORE  INCOME TAXES
  AND MINORITY INTEREST                    9,130       2.01        8,060    2.37         65,792    3.46           62,115      3.79

INCOME TAXES                               3,361       0.74        2,932    0.86         24,325    1.28           22,983      1.40
                                       ---------                --------             ----------              -----------

EARNINGS BEFORE  MINORITY INTEREST         5,769       1.27        5,128    1.51         41,467    2.18           39,132      2.39

MINORITY INTEREST                            483       0.11         (571)  -0.17         (1,348)  -0.07           (2,495)    -0.15
                                       ---------                --------             ----------              -----------

NET EARNINGS                           $   6,252       1.38     $  4,557    1.34     $   40,119    2.11      $    36,637      2.23
                                       =========                ========             ==========              ===========


EARNINGS PER SHARE - BASIC             $    0.35                $   0.26             $     2.26              $      2.04

EARNINGS PER SHARE - DILUTED           $    0.34                $   0.25             $     2.18              $      1.97



WEIGHTED AVERAGE SHARES
  OUTSTANDING                             17,808                  17,749                 17,761                   17,922

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                       18,647                  18,318                 18,379                   18,619




SUPPLEMENTAL SALES DATA
                                                        QUARTER PERIOD                                 YEAR TO DATE
                                       ------------------------------------------    ---------------------------------------------
Market Classification                     2003            %        2002        %         2003         %           2002           %
---------------------                     ----           --        ----       --         ----        --           ----          --

DO-IT-YOURSELF/RETAIL                  $ 178,369         40%    $133,125      39%    $  900,188      47%     $   759,439        46%
SITE-BUILT CONSTRUCTION                  110,433         24%      81,202      24%       400,055      21%         326,962        20%
MANUFACTURED HOUSING                      78,203         17%      65,066      19%       285,040      15%         293,070        18%
INDUSTRIAL AND OTHER                      87,465         19%      60,947      18%       313,547      17%         260,428        16%
                                       ---------        ---     --------     ---     ----------     ---      -----------       ---
TOTAL                                  $ 454,470        100%    $340,340     100%    $1,898,830     100%     $ 1,639,899       100%
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UNIVERSAL FOREST PRODUCTS, INC.
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                           CONSOLIDATED BALANCE SHEETS
                               DECEMBER 2003/2002


(In thousands)
                                                                     LIABILITIES AND
ASSETS                                   2003             2002       SHAREHOLDERS' EQUITY                      2003           2002
------                                   ----             ----       --------------------                      ----           ----
CURRENT ASSETS                                                       CURRENT LIABILITIES
  Cash and cash equivalents            $ 17,430         $ 17,534       Notes payable                         $ 1,746         $ 1,758
  Restricted cash equivalents                              1,383       Accounts payable and
  Accounts receivable                   137,660          105,217            accrued liabilities              133,721         104,668
  Inventories                           169,561          166,006       Current portion of long-term
  Other current assets                    7,662            8,037            debt and capital leases            6,411           6,495

                                       --------         --------                                             -------         -------
TOTAL CURRENT ASSETS                    332,313          298,177     TOTAL CURRENT LIABILITIES               141,878         112,921

OTHER ASSETS                              6,421            6,738     LONG-TERM DEBT AND CAPITAL
INTANGIBLE ASSETS                       131,819          130,815     LEASES, LESS CURRENT PORTION            205,049         235,319
                                                                     OTHER LIABILITIES                        33,081          26,200
PROPERTY, PLANT
AND EQUIPMENT, NET                      214,204          203,144     SHAREHOLDERS' EQUITY                    304,749         264,434
                                       --------         --------                                             -------         -------

                                                                     TOTAL LIABILITIES AND
TOTAL ASSETS                          $ 684,757        $ 638,874       SHAREHOLDERS' EQUITY                $ 684,757       $ 638,874
                                      =========        =========                                           =========       =========


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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 6




                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                           FOR THE TWELVE MONTHS ENDED
                               DECEMBER 2003/2002

(IN THOUSANDS)                                                                            2003               2002
                                                                                          ----               ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                            $ 40,119           $ 36,637
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                        25,638             23,474
      Amortization of intangibles                                                          1,980              1,165
      Deferred income taxes                                                                1,746              3,102
      Loss on sale or impairment of property, plant and equipment                          1,050                702
      Changes in:
        Accounts receivable                                                              (41,233)           (16,489)
        Accounts receivable under sale and servicing agreement                             9,159               --
        Inventories                                                                       (3,555)           (40,780)
        Accounts payable                                                                  23,476              9,638
        Accrued liabilities and other                                                     10,097              3,260
                                                                                        --------           --------
          NET CASH FROM OPERATING ACTIVITIES                                              68,477             20,709

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                              (40,578)           (31,351)
Purchases of licensing agreements                                                           (150)            (2,000)
Acquisitions, net of cash received                                                          (787)           (17,540)
Proceeds from sale of property, plant and equipment                                        6,221              2,862
Other                                                                                      2,285               (743)
                                                                                        --------           --------
          NET CASH FROM INVESTING ACTIVITIES                                             (33,009)           (48,772)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (repayments) borrowings under revolving credit facilities and notes payable          (27,070)            14,286
Proceeds from issuance of long-term debt                                                    --               58,700
Repayment of long-term debt                                                               (6,140)            (8,482)
Proceeds from issuance of common stock                                                     2,189                843
Distributions to minority shareholder                                                       (833)            (1,345)
Dividends paid to shareholders                                                            (1,689)            (1,605)
Repurchase of common stock                                                                (2,029)           (39,687)
                                                                                        --------           --------
          NET CASH FROM FINANCING ACTIVITIES                                             (35,572)            22,710
                                                                                        --------           --------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     (104)            (5,353)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                               17,534             22,887
                                                                                        --------           --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                $ 17,430           $ 17,534
                                                                                        ========           ========
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